UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2025

Cantor Fitzgerald Income Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56043	81-1310268
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 E. 59th Street
New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 938-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Howard Lutnick Confirmed as 41st United States Secretary of Commerce; Steps Down as Cantor Fitzgerald Income Trust, Inc. Chairman of the Board, Member of the Board and Chief Executive Officer

On March 1, 2025, Howard Lutnick, Chairman of the Board of Directors (the “Board”) of Cantor Fitzgerald Income Trust, Inc. (“CFIT” or the “Company”), member of the Board and Chief Executive Officer of the Company (“CEO”), informed the Company that he has stepped down as Chairman of the Board, member of the Board and CEO, effective March 1, 2025, as a result of his confirmation by the United States Senate as the 41st Secretary of Commerce. Howard Lutnick’s departure was not the result of any dispute or disagreement with the Company or the Board.

Brandon Lutnick Appointed to Board of Directors

On March 5, 2025, the Board appointed Brandon Lutnick to serve as a director and Chairman of the Board, effective March 5, 2025, for his term to expire at the earlier of the 2025 Annual Meeting of Stockholders of the Company, or until his successor is duly elected and qualified. Brandon Lutnick will not be appointed to any committees of the Board.

Brandon Lutnick, age 27, has served as Chairman of Cantor Fitzgerald, L.P. (“Cantor”), the Company’s sponsor, and Chief Executive Officer of CF Group Management, Inc., the managing general partner of Cantor (“CFGM”) since February 2025. Mr. Brandon Lutnick joined Cantor in April 2022 in equity sales and trading and most recently has worked in the Office of the Chairman, managing strategy and overseeing other special projects relating to Cantor and its affiliates since April 2024. Since April 2024, Mr. Brandon Lutnick has also served as the Chairman and Chief Executive Officer of Cantor’s special purpose acquisition companies, commonly referred to as SPACs, including Cantor Equity Partners, Inc. and Cantor Equity Partners I, Inc. Prior to his positions at Cantor, Mr. Brandon Lutnick began his career as a Credit Analyst at Oak Hill Advisors, L.P in June 2021. In May 2021, Mr. Brandon Lutnick graduated from Stanford University with a bachelor’s degree in Symbolic Systems. The Company believes that Mr. Brandon Lutnick is qualified to serve on the Board due to his diverse corporate experience, including managing corporate strategy and overseeing special projects.

William Ferri Appointed to Chief Executive Officer

On March 5, 2025, the Board appointed William Ferri to serve as Chief Executive Officer of the Company, effective March 5, 2025, for a term to expire at the earlier of the 2025 Annual Meeting of Stockholders of the Company, or until his successor is duly elected and qualified.

William Ferri, age 58, is Global Head of Cantor Fitzgerald Asset Management. Mr. Ferri joined Cantor Fitzgerald in January 2022 after a 25+ year career at UBS. Since 2017, Mr. Ferri was Head of Americas for UBS Asset Management, during which time his business achieved record asset growth and profitability. From 2007 until December 2021, Mr. Ferri was Group Managing Director, and the longest tenured leader on the UBS Asset Management Executive Board, a tenure during which the business grew to over $1 trillion in assets under management and attained its highest historical profitability. Mr. Ferri was a key founder of the UBS O’Connor and Hedge Fund Solutions businesses in 2000, which remain leading global hedge fund industry businesses. Mr. Ferri started his career in 1991 practicing corporate law at Seward & Kissel, and holds a Bachelor of Science in Industrial & Labor Relations from Cornell University (1988), and a Juris Doctor from the University of North Carolina at Chapel Hill School of Law (1991).

Item 7.01 Regulation FD Disclosure. February 2025 Distribution

As authorized by the Board, on March 5, 2025 the Company declared the following distributions for each class of the Company's common stock and Class I and Class T operating partnership units as rounded to the nearest four decimal place ($1.55 on an annual basis):

Gross Distribution
Class I Shares	$0.1189
Class D Shares	$0.1189
Class S Shares	$0.1189
Class T Shares	$0.1189
Class IX Shares	$0.1189
Class AX Shares	$0.1189
Class TX Shares	$0.1189
Class I Operating Partnership Units	$0.1189
Class T Operating Partnership Units	$0.1189

The net distributions for each class of common stock (which represents the gross distributions described above less any distribution fee for the applicable class of common stock as described in the Company’s applicable prospectus) and Class I and Class T operating partnership units are payable to stockholders of record immediately prior to the close of business on February 28, 2025 and will be paid on or about March 6, 2025. These distributions will be paid in cash or reinvested in shares of the Company’s common stock for stockholders participating in the Company’s distribution reinvestment plan. Some or all of the cash distributions may be paid from sources other than cash flow from operations.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, as well as those risks set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as amended or supplemented by the Company’s other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and actual results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTOR FITZGERALD INCOME TRUST, INC.

Date:	March 6, 2025	By:	/s/ Christopher A. Milner
Name: Christopher A. Milner Title: President